UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 18, 2022 (October 17, 2022)

TD Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36055	45-4077653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25th Floor, Block C, Tairan Building

No. 31 Tairan 8th Road, Futian District

Shenzhen, Guangdong, PRC 518000

(Address of Principal Executive Offices)

+86 (0755) 88898711

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	GLG	Nasdaq Capital Market

Item 1.01. Entry into a Material Definitive Agreement.

Entry into VIE Agreements

On October 17, 2022, Shenzhen Baiyu Jucheng Data Technology Co., Ltd., a wholly owned subsidiary of the Company (“Shenzhen Baiyu Jucheng”), entered into a set of variable interest entity agreements (the “VIE Agreements”) with Shenzhen Tongdow Internet Technology Co., Ltd. (“Tongdow Internet Technology”) and Shanghai Zhuotaitong Industry Co., Ltd. (the “Shanghai Zhuotaitong”), the sole shareholder of Tongdow Internet Technology. Pursuant to the terms of the VIE Agreements, Shenzhen Baiyu Jucheng agreed to pay to the Shanghai Zhuotaitong a total of RMB650 million in exchange for 65% of the equity interest of Tongdow Internet Technology. The purpose of the VIE Agreements is to give Shenzhen Baiyu Jucheng effective control over Tongdow Internet Technology’s management and operations.

Each of the VIE Agreements is briefly described below:

Exclusive Business Cooperation Agreement

Pursuant to an exclusive business cooperation agreement by and between Shenzhen Baiyu Jucheng and Tongdow Internet Technology, Shenzhen Baiyu Jucheng agrees to provide Tongdow Internet Technology with complete customer support, business support and related supply chain management services during the term of the agreement and Tongdow Internet Technology agrees not to engage any other party for the same or similar consultation and/or management services without Shenzhen Baiyu Jucheng’s prior consent. Tongdow Internet Technology agrees to pay Shenzhen Baiyu Jucheng service fees substantially equal to all of its net income, subject to any requirement by PRC law and its articles of association. The term of the exclusive business cooperation agreement is 10 years. Shenzhen Baiyu Jucheng may terminate the agreement at any time with a 30-day advance written notice to Tongdow Internet Technology.

Share Pledge Agreement

Shenzhen Baiyu Jucheng, Tongdow Internet Technology and Shanghai Zhuotaitong entered into a share pledge agreement, pursuant to which Shanghai Zhuotaitong pledged all of its equity interest in Tongdow Internet Technology to Shenzhen Baiyu Jucheng in order to guarantee the performance of Tongdow Internet Technology’s obligations under the exclusive business cooperation agreement between Shenzhen Baiyu Jucheng and Tongdow Internet Technology. During the term of the pledge, Shenzhen Baiyu Jucheng is entitled to any and all dividends declared on the pledged equity interest of Tongdow Internet Technology. The share pledge agreement terminates upon full payment of consulting and service fees and termination of Tongdow Internet Technology’s contractual obligations under the exclusive business cooperation agreement between Shenzhen Baiyu Jucheng and Tongdow Internet Technology.

Exclusive Option Agreement

Pursuant to an exclusive option agreement by and among Shenzhen Baiyu Jucheng, Tongdow Internet Technology and Shanghai Zhuotaitong, Shanghai Zhuotaitong has irrevocably granted Shenzhen Baiyu Jucheng an exclusive option to purchase at any time, in part or in whole, their equity interests in Tongdow Internet Technology for a purchase price equal to the capital paid by Shanghai Zhuotaitong, pro-rated for purchases of less than all their equity interests. The exclusive option agreement has a term of 10 years and can be renewed by Shenzhen Baiyu Jucheng at its discretion.

Powers of Attorney

The sole shareholder of Tongdow Internet Technology has entered into a power of attorney pursuant to which it has irrevocably authorized Shenzhen Baiyu Jucheng to act on its behalf as the exclusive agent and attorney with respect to all rights as a shareholder, including but not limited to: (a) convening, attending and presiding over shareholders’ meetings; (b) exercising all the shareholder’s rights, including voting, that shareholders are entitled to under PRC law and the Articles of Association of Tongdow Internet Technology, including but not limited to the sale, transfer, pledge or disposition of the equity interests of Tongdow Internet Technology owned by such shareholder in part or in whole; (c) designating and appointing on behalf of the shareholders the legal representative, executive director, supervisor, chief executive officer and other senior management members of Tongdow Internet Technology; (d) signing and executing all legal documents related to the shareholder’s rights; and (e) receiving the dividends paid by Tongdow Internet Technology to its shareholder. The power of attorney shall be irrevocable and continuously valid from the date of execution of the power of attorney, so long as the respective shareholder remains to be a shareholder of Tongdow Internet Technology.

Timely Reporting Agreement

Shenzhen Baiyu Jucheng and Tongdow Internet Technology have entered into a timely reporting agreement pursuant to which Tongdow Internet Technology agrees to make its officers and directors available to us and promptly provide all information required by Shenzhen Baiyu Jucheng so that it can make necessary SEC and other regulatory reports in a timely fashion.

The foregoing description of the VIE Agreements do not purport to be complete and is qualified in their entirety by reference to the complete text of the VIE Agreements, which are filed hereto as Exhibits 10.1 to 10.5.

Item 7.01 Regulation FD Disclosure.

On October 17, 2022, TD Holdings, Inc. issued a press release in connection with the VIE Agreements. The press release is attached hereto as Exhibit 99.1 and incorporated by reference in this Item 7.01.

The information presented in Item 7.01 of this Current Report on Form 8-k and Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

10.1	Exclusive Business Cooperation Agreement, dated October 17, 2022, by and between Shenzhen Baiyu Jucheng and Tongdow Internet Technology
10.2	Share Pledge Agreement, dated October 17, 2022, by and among Shenzhen Baiyu Jucheng, Tongdow Internet Technology and Shanghai Zhuotaitong
10.3	Exclusive Option Agreement, dated October 17, 2022, by and among Shenzhen Baiyu Jucheng, Tongdow Internet Technology and Shanghai Zhuotaitong
10.4	Power of Attorney, dated October 17, 2022, by and between Shanghai Zhuotaitong and Shenzhen Baiyu Jucheng
10.5	Timely Reporting Agreement, dated October 17, 2022, by and between Shenzhen Baiyu Jucheng and Tongdow Internet Technology
99.1	Press Release, dated October 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TD Holdings, Inc.

Date: October 18, 2022	By:	/s/ Renmei Ouyang
	Name:	Renmei Ouyang
	Title:	Chief Executive Officer

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